UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): October 3, 2011


                           DOMARK INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


        Nevada                        333-136247                  20-4647578
(State of incorporation)             (Commission                (IRS Employer
                                     File Number)            Identification No.)

                           254 S. Ronald Reagan Blvd,
                                    Suite 134
                             Longwood, Florida 32750
               (Address of principal executive offices / Zip Code)

                                 (877) 700-7369
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2011, DoMark International, Inc. ("DoMark" or the "Company") entered into certain definitive agreements with R. Thomas Kidd, Chief Executive Officer of the Company, and Infinite Funding, Inc. ("IFI") relating to two promissory notes issued by IFI to the Company as more fully described below.

SEPTEMBER 2011 NOTE

On September 28, 2011, DoMark entered into a Promissory Note among DoMark, as borrower, R. Thomas Kidd, the Company's Chief Executive Officer, as guarantor, and IFI, as lender (the "September 2011 Note").

The September 2011 Note is for the principal amount of $40,000 and bears interest at a rate of 3% per annum. Payment in full is due on December 15, 2011. The September 2011 Note provides for customary events of default which, if any of them occurs, require the unpaid principal of, and accrued interest on the September 2011 Note to be immediately due and payable plus interest at a rate of 18% per annum.

Acopy of the September 2011 Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the material terms of the September 2011 Note does not purport to be complete and is qualified in its entirety by reference to such exhibit.

MARCH NOTE AS AMENDED

On September 28, 2011, DoMark entered into a second Amendment to the March 2011 Promissory Note among DoMark, as borrower, R. Thomas Kidd, the Company's Chief Executive Officer, as guarantor, and IFI, as lender (the "Amendment to June 2011 Note"). The Amendment to the March and June 2011 Note amends certain terms and conditions of the original underlying promissory note among the parties dated March, 2011.

The March 2011 Note is for the principal amount of $75,000 and bears interest at a rate of 3% per annum. In June of 2011, The Company amended the March 2011 by extending the due date to October 15, 2011, increasing the amount of the note by $75,000 and agreeing to pay an extension fee of $10,000. Payment in full under the terms of the original March 2011 Note is due on October 15, 2011. The subsequent second Amendment to the March 2011 note among the parties extends the maturity date to December 15, 2011. All other terms of the original March 2011 Note remain in full force and effect.

A copy of the second amendment to the March 2011 Note is attached as Exhibit
10.2. The foregoing description of the material terms of the September 28, 2011 second amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number                             Description
------                             -----------

10.1 Promissory Note, dated September 28, 2011, among DoMark International, Inc., R. Thomas Kidd and Infinite Funding, Inc.

10.2 Second Amendment to March 2011 Promissory Note, dated September 28, 2011 among DoMark International, Inc., R. Thomas Kidd and Infinite Funding, Inc., amending original note dated March 3, 2011.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2011                DoMark International, Inc.


                                     By: /s/ R. Thomas Kidd
                                         ---------------------------------------
                                         R. Thomas Kidd, Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

10.1 Promissory Note, dated September 28, 2011, among DoMark International, Inc., R. Thomas Kidd and Infinite Funding, Inc.

10.2 Second Amendment to March 2011 Promissory Note, dated September 28, 2011 among DoMark International, Inc., R. Thomas Kidd and Infinite Funding, Inc., amending original note dated March 3, 2011.